Short-term Investments	12 Months Ended
Dec. 31, 2011
Short-term Investments
5	Short-term Investments

	December 31,
	2009	2010	2011
	RMB	RMB	RMB
Short-term investments:
Investment funds — unlisted/time deposit	80,000,000	150,000,000	193,705,911

The fair value of above short-term investments approximately equal to their carrying value and the unrealized gains and losses were immaterial as of December 31, 2009, 2010 and 2011.

At December 31, 2011, the Group has invested RMB 193,705,911 (December 31, 2010, RMB 150,000,000; December 31, 2009, RMB80,000,000) into certain investment funds issued by Industrial and Commercial Bank of China and time deposit in China Merchants Bank. These investment funds invest in highly rated government bonds, bank notes, financial bonds and inter-bank short-term financial instruments and mature within three months. The Group’s investment in the time deposits has maturity term longer than three months and less than or equal to one year.